EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION


Name:                                         Principal Financial Services, Inc.
Address:                                      711 High Street
                                              Des Moines, Iowa  50392
Designated Filer:                             Principal Financial Group, Inc.
Issuer and Ticker Symbol:                     HealthExtras, Inc. (HLEX)
Date of Event Requiring Statement:            3/28/2006
Signature:                                    By:      /S/ JOYCE N. HOFFMAN
                                                      --------------------------
                                                      Senior Vice President and
                                                      Corporate Secretary



Name:                                         Principal Life Insurance Company
Address:                                      711 High Street
                                              Des Moines, Iowa  50392
Designated Filer:                             Principal Financial Group, Inc.
Issuer and Ticker Symbol:                     HealthExtras, Inc. (HLEX)
Date of Event Requiring Statement:            3/28/2006
Signature:                                    By:      /S/ JOYCE N. HOFFMAN
                                                       -------------------------
                                                       Senior Vice President and
                                                       Corporate Secretary


Name:                                         Principal Holding Company
Address:                                      711 High Street
                                              Des Moines, Iowa  50392
Designated Filer:                             Principal Financial Group, Inc.
Issuer and Ticker Symbol:                     HealthExtras, Inc. (HLEX)
Date of Event Requiring Statement:            3/28/2006
Signature:                                    By:      /S/ JOYCE N. HOFFMAN
                                                       -------------------------
                                                       Senior Vice President and
                                                       Corporate Secretary